UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      August 31, 2006
                                                --------------------------------

                             BCAP LLC Trust 2006-AA1
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                         (Exact name of issuing entity)

                                    BCAP LLC
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              (Exact name of depositor as specified in its charter)

                                Barclays Bank PLC
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               (Exact name of sponsor as specified in its charter)



        Delaware                 333-133181-01               20-3375999
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(State or other          (Commission File Number    (IRS Employer Identification
jurisdiction of             of issuing entity)          No. of depositor)
incorporation of
 depositor)

    200 Park Avenue, New York, New York                         10166
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(Address of principal executive offices of depositor)  (Zip Code of depositor)

Depositor's telephone number, including area code       (212) 412-4000
                                                 -------------------------------

                                Not Applicable
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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

      Item 8.01 of the Depositor's Current Report on Form 8-K/A, attaching the Pooling and Servicing Agreement (as defined below), filed on September 20, 2006, is hereby amended and restated in its entirety, because the Trust Agreement attached as an exhibit to such Current Report was not the correct version of such agreement.

      On August 31, 2006, BCAP LLC (the "Depositor") caused the issuance of the BCAP LLC Trust 2006-AA1 Mortgage Pass-Through Certificates, Series 2006-AA1 (the "Certificates"). The Certificates were issued pursuant to a Trust Agreement, dated as of August 1, 2006 (the "Trust Agreement"), by and between the Depositor, as depositor and Wells Fargo Bank, National Association, as trustee. The Class A-1, Class A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $289,652,000, were sold to Barclays Capital Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of August 30, 2006, by and between the Depositor and the Underwriter.

      The Class CE Certificates were transferred by the Depositor to an affiliate of the Depositor on August 31, 2006 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act.

      Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated August 30, 2006, by and between the Depositor, as depositor, and Barclays Capital Inc., as underwriter.

Exhibit 4 Trust Agreement, dated as of August 1, 2006, between the Depositor, as depositor, and Wells Fargo Bank, National Association, as trustee.

Exhibit 10.1 Master Mortgage Loan Purchase Agreement, dated as of August 30, 2006, between Barclays Bank PLC, as seller, and Countrywide Home Loans, Inc., as original loan seller (included as Exhibit L to Exhibit 4).

Exhibit 10.2 Servicing Agreement, dated as of August 30, 2006, between Barclays Bank PLC, as seller, and Countrywide Home Loans, Inc., as original loan seller (included as Exhibit M to Exhibit 4).

Exhibit 10.3 Assignment and Recognition Agreement, dated as of August 31, 2006, among the Depositor, as depositor; Barclays Bank PLC, as seller; Countrywide Home Loans Servicing LP, as servicer; Countrywide Home Loans, Inc., as original loan seller, and Wells Fargo Bank, National Association, as trustee (included as Exhibit N to Exhibit 4).

Exhibit 10.4 Interest Rate Swap Agreement, dated August 31, 2006, between Barclays Bank PLC, the swap provider, and Wells Fargo Bank, National Association, the trustee (included as part of Exhibit O to Exhibit 4).

Exhibit 10.5 Amendment Reg AB to the Mater Mortgage Loan Purchase Agreement and Servicing Agreement, both dated as of August 30, 2006, both between Barclays Bank PLC, as seller, and Countrywide Home Loans, Inc., as original loan seller (included as Exhibit U to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 16, 2006                BCAP LLC


                                       By: /s/ Tom Hamilton
                                          ---------------------------------
                                          Name:  Tom Hamilton
                                          Title: Managing Director

                           INDEX TO EXHIBITS


Item 601(a) of                                                    Paper (P)
Regulation S-K                                                       or
Exhibit No.         Description                                  Electronic (E)
-----------         -----------                                  --------------

1                   Underwriting Agreement, dated August 30,         (E)
                    2006, by and between the Depositor, as
                    depositor, and Barclays Capital Inc., as underwriter.

4                   Trust Agreement, dated as of August 1,           (E)
                    2006, between the Depositor, as depositor, and Wells Fargo Bank, National Association, as trustee.

10.1                Master Mortgage Loan Purchase Agreement,         (E)
                    dated as of August 30, 2006, between
                    Barclays Bank PLC, as seller, and
                    Countrywide Home Loans, Inc., as original loan seller (included as Exhibit L to Exhibit 4).

10.2                Servicing Agreement, dated as of August 30,      (E)
                    2006, between Barclays Bank PLC, as seller, and Countrywide Home Loans, Inc., as original loan seller (included as Exhibit M to Exhibit 4).

10.3                Assignment and Recognition Agreement, dated      (E)
                    as of August 31, 2006, among the Depositor, as depositor; Barclays Bank PLC, as seller;
                    Countrywide Home Loans Servicing LP, as
                    servicer; Countrywide Home Loans, Inc., as original loan seller, and Wells Fargo Bank, National Association, as trustee (included as Exhibit N to Exhibit 4).

10.4                Interest Rate Swap Agreement, dated August       (E)
                    31, 2006, between Barclays Bank PLC, the swap provider, and Wells Fargo Bank, National Association, the trustee (included as part of Exhibit O to Exhibit 4).

10.5                Amendment Reg AB to the Mater Mortgage Loan      (E)
                    Purchase Agreement and Servicing Agreement, both dated as of August 30, 2006, both between Barclays Bank PLC, as seller, and Countrywide Home Loans, Inc., as original loan seller (included as Exhibit U to Exhibit 4).